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                                                                 EXHIBIT 10.8




                               CAERE CORPORATION

                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          Adopted on February 27, 1992
                    Approved by the Stockholders May 5, 1992
               Amended by the Board of Directors August 25, 1994
                Amended by the Board of Directors March 2, 1995
                    Approved by the Stockholders May 5, 1995
              Amended by the Board of Directors February 21, 1996
                   Approved by the Stockholders May 14, 1996
                            Amended August 19, 1996


1.       PURPOSE.



         (a) The purpose of the 1992 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Caere Corporation, a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.



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2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                 (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (2)      To amend the Plan as provided in paragraph 11.

                 (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Board (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the





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Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Two Hundred Thirty Thousand (230,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.

         Options shall be granted only to Non-Employee Directors of the Company.

5.       NON-DISCRETIONARY GRANTS.

         (a) Each person who is, after March 2, 1996 (the "Amendment Effective Date"), elected for the first time to be a Non-Employee Director of the Company shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be automatically granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein. Thereafter, so long as any such person remains a Non-Employee Director of the Company and the Plan remains in effect, he or she shall, on each three-year anniversary of such initial grant, be automatically





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granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) Each person who is, as of the Amendment Effective Date, a Non-Employee Director of the Company shall, on each three-year anniversary of such person's receipt of an option grant covering shares of common stock of the Company that most recently preceded the Amendment Effective Date (the "Preceding Option"), be automatically granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (c) Each person who is, on the Amendment Effective Date, a Non-Employee Director of the Company shall, on the Amendment Effective Date, be automatically granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded to the nearest whole share) determined by multiplying Three Thousand Three Hundred Thirty-Three (3,333) shares by a fraction (which may exceed one), the numerator of which is the number of days remaining, as of the Amendment Effective Date, until the third anniversary of such person's receipt of his or her Preceding Option and the denominator of which is 365.

6.       OPTION PROVISIONS.

         Each option (including options outstanding on the Amendment Effective
Date) shall contain the following terms and conditions, to the extent applicable:

         (a)     No option shall be exercisable after the expiration of ten
(10) years from the date it was granted.





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         (b)     The exercise price of each option shall be one hundred percent
(100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the option is exercised, or (2) by delivery to the Company of shares of common stock of the Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (3) by a combination of such methods of payment.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative, unless otherwise specified in the option, in which case the option may be transferred upon such terms and conditions as are set forth in the option, as the Board or the Committee shall determine in its discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretations of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act. Notwithstanding the foregoing, the person to whom an option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) Except as otherwise provided in this subparagraph 6(e), an option shall vest with respect to each optionee in three (3) equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire one year





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period prior to such vesting date, continuously served as a Non-Employee
Director of the Company whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. Notwithstanding the foregoing:

                 (1) An option granted on the Amendment Effective Date pursuant to subparagraph 5(c) shall vest, subject to the service conditions specified above, on the third anniversary of the optionee's Preceding Option as to 3,333 shares and on the second anniversary of the optionee's Preceding Option as to the remaining balance of the shares in excess of 3,333.

                 (2) In the event of the voluntary resignation from the Board of Directors or the death of a Non-Employee Director, his or her options shall vest in full and shall be exercisable in their entirety, provided that the optionee has, during the entire five-year period prior to such voluntary resignation or death, continuously served as a Non-Employee Director of the Company.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the





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"Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.





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8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him or her pursuant to an option granted to him or her.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or an affiliate of such Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company





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to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a dissolution or liquidation of the Company or sale of all or substantially all of the assets of the Company; (2) a reorganization, merger or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the Combined Voting Power (as defined below) of the reorganized, merged or consolidated company's then outstanding voting securities; (3) the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company or its Affiliates), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then





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outstanding shares of common stock of the Company or (ii) the Combined Voting
Power; or (4) individuals who, as of the Amendment Effective Date constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board, then the time during which such options may be exercised shall be automatically accelerated and such options shall be exercisable in their entirety immediately prior to such event. In addition, in the case of a dissolution or liquidation of the Company, or a reorganization, merger or consolidation in which the Company is not the surviving corporation or in which more than fifty percent (50%) of the shares of the Company's common stock outstanding immediately preceding such transaction are converted into other property (whether in the form of securities, cash or otherwise), at the sole discretion of the Board and to the extent permitted by applicable law, any surviving corporation may elect to assume such options outstanding under the Plan or may substitute similar options for those outstanding under the Plan, and any options outstanding hereunder will terminate if not exercised or assumed prior to such event. For purposes of this subparagraph 10(b), "Combined Voting Power" means the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors; and any person who becomes a director subsequent to the Amendment Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used





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in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such person were a member of the Incumbent Board.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                 (1) Increase the number of shares reserved for options under the Plan;

                 (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act); or

                 (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.





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12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 27, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.





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